FOR IMMEDIATE RELEASE

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 Ingrid Ekstrom, SunPower Corp.
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SunPower Finalizes Acquisition of SunRay

SunPower Expands its Operations in Europe and Middle East with More than
1,200 Megawatts in Project Pipeline

SAN JOSE, Calif. – March 29, 2010 – SunPower Corp. (NASDAQ: SPWRA, SPWRB) today announced that it has completed its acquisition of SunRay Renewable Energy, a leading European solar power plant developer with offices in Europe and the Middle East. As a result, SunPower has expanded its project pipeline to include more than 1,200 megawatts (MW) of solar photovoltaic (PV) projects in various stages of development in Italy, France, Israel, Spain, the United Kingdom and Greece. SunRay’s power plant development and project finance team consists of approximately 70 employees.

“With this acquisition complete, SunPower is accelerating growth in the Italian market, and pursuing new opportunities in other parts of Europe and Middle East,” said Howard Wenger, president of SunPower’s utilities and power plants business group. “The acquisition of SunRay provides us with strong visibility in the second half of 2010 and in 2011, and is consistent with our long-term company strategy to develop a strong brand and complementary channels to market.”

“We are pleased to join the global solar technology, performance and quality leader for solar power plants,” said Yoram Amiga, CEO of SunRay. “The global experience of SunPower and SunRay combined benefits our customers with the delivery of reliable energy at competitive prices.”

The total consideration for the acquisition is approximately $277 million, including approximately $263 million in cash and $14 million in promissory notes.

About SunPower
Founded in 1985, SunPower Corp. (Nasdaq: SPWRA, SPWRB) designs, manufactures and delivers the planet's most powerful solar technology broadly available today. Residential, business, government and utility customers rely on the company's experience and proven results to maximize return on investment. With headquarters in San Jose, Calif., SunPower has offices in North America, Europe, Australia and Asia. For more information, visit www.sunpowercorp.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as “to be added,” “will,” “pipeline,” “accelerate,” “growth,” “sustainable,” “demand,” “intend,” “guidance,” and “anticipate” to identify forward-looking statements in this press release, including forward-looking statements regarding:  (a) the company’s project pipeline; (b) accelerating growth in the Italian market.  Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as:  (i) potential difficulties associated with integrating the combined businesses, (ii) availability of land, government permits and financing for projects in the acquired pipeline; (iii) the company’s ability to obtain and maintain an adequate supply of raw materials and components, as well as the price it pays for such items; (iv) general business and economic conditions, including seasonality of the industry; (v) growth trends in the solar power industry; (vi) the continuation of governmental and related economic incentives promoting the use of solar power, particularly in Europe and other geographies within the acquired pipeline, the lack of which could cause projects in the pipeline not to be completed; (vii) the improved availability of third-party financing arrangements for the company’s customers; (viii) construction difficulties or potential delays, including permitting and transmission access and upgrades; and (ix) other risks described in the company’s Annual Report on Form 10-K for the year ended January 3, 2010, and other filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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